Exhibit 10.9.2

Brookfield	Brookfield Property Partners	Tel 303.383.1801
	1801 California St., Suite 200	Fax 303.382.8437
	Denver, CO 80202-5695	www.brookfleldofficepropertles.com

April 4, 2017

VIA EMAIL AND US MAIL

SendGrid Inc.

Attention: Michael Tognetti, SVP and General Counsel

1801 California Street, Suite 500

Denver, Colorado 80202

michael.tognetti@sendgrid.com

Re:                             Lease dated March 25, 2016 and First Amendment of Lease dated July 25, 2016, between Brookfield BOP 1801 California Street LLC, and BOP 1801 California Street II
LLC (“Landlord”) and SendGrid Inc. (“Tenant’’)

Dear Michael:

In acknowledgement of your February 23, 2017 email, Tenant has requested that Landlord extend Tenant’s right to its final draw on the “Seventh Floor Expansion Premises Allowance”, as defined in Subparagraph 1 (d) of the First Amendment, until December 1, 2018. Landlord hereby agrees to extend the time period for purposes of Tenant’s final draw of the Seventh Floor Expansion Premises Allowance, as described in Paragraph 6(b) of the First Amendment, from 180 days after the Commencement Date until December 1, 2018. Except a provided herein, nothing shall modify any other term or condition contained in the First Amendment.

Sincerely,

BOP 1801 California Street LLC

/s/ David Sternberg
David Sternberg
Executive Vice President

cc:	Pat Hilleary
Myra Napoli
Joel Tauer
Paul Mitchell